                                                                    Exhibit 10.g

The forms of the Masco Corporation Supplemental Executive Retirement and Disability Plan for named executive officers are filed herewith. The specific terms of individual arrangements for other executive officers vary, but none are more favorable to an executive than those filed herewith.

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                                                  Form for: Richard A. Manoogian
                                                                 John R. Leekley
                                                              Robert B. Rosowski

                                                                 October 2, 2000

Dear          :

     Our company's Board of Directors has adopted a plan whereby supplemental retirement and other benefits, in addition to those provided under the Company's pension and other benefit plans, will be made available to those Company and subsidiary executives as may be designated from time to time by the company's Chief Executive Officer. The plan providing such benefits, as originally made available to designated executives in 1987 and as subsequently amended from time to time heretofore or in the future, is referred to in this letter as the "Plan". You are currently a participant in the Plan upon the terms of a letter agreement signed by you and dated ________, ________. This Agreement amends and replaces in its entirety your previously signed letter agreement and describes in full your benefits pursuant to the Plan and all of the Company's obligations to you, and yours to the Company. These benefits as described below are contractual obligations of the Company.

     For the purposes of this Agreement, words and terms are defined as follows:

          a. "Average Compensation" shall mean the aggregate of your highest three years' total annual cash compensation paid to you by the Company, consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid, divided by three, provided, however, (x) if you have on the date of determination less than three full years of employment the foregoing calculation shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed, and (y) if the determination of Average

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                                     Page 2                      October 2, 2000


     Compensation includes any year in which you volunteered to reduce your salary or, as part of a program generally applicable to participants in the Plan, you did not receive an increase in salary compared with the immediately preceding year, the Committee referred to in paragraph 11 shall make a good faith determination of what your Average Compensation would have been absent such salary reduction and absent such generally applicable program.

          b. A "Change in Control" shall be deemed to have occurred if, during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors (other than Excluded Directors) whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. Excluded Directors are directors whose election by the Board or approval by the Board for stockholder election occurred within one year after any "person" or "group of persons" as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 commencing a tender offer for, or becoming the beneficial owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power.

          c. "Code" means the Internal Revenue Code of 1986, as amended.

          d. "Company" shall mean Masco Corporation or any corporation in which Masco Corporation owns directly or indirectly stock possessing in excess of 50% of the total combined voting power of all classes of stock.

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                                     Page 3                      October 2, 2000


          e. The "Deferred Compensation Trust" shall mean any trust created by the Company to receive the deposit referred to in clause (2) of paragraph 10.

          f. "Disability" and "Disabled" shall mean your being unable to perform your duties as a Company executive by reason of your physical or mental condition, prior to your attaining age 65, provided that you have been employed by the Company for two consecutive Years or more at the time you first became Disabled.

          g. The "Gross-Up Amount" (i) shall be determined if any payment or distribution by the Company to or for your benefit, whether paid, distributed, payable or distributed or distributable pursuant to the terms of this Agreement, any stock option or stock award plan, retirement plan or otherwise (such payment or distribution, other than an Excise Tax Adjustment Payment under clause (ii), is referred to herein as a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision) or any interest or penalties with respect to such excise tax (such excise tax together with any such interest or penalties are referred to herein as the "Excise Tax"), and (ii) shall mean an additional payment (the "Excise Tax Adjustment Payment") in an amount such that after subtracting from the Excise Tax Adjustment Payment your payment of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Excise Tax Adjustment Payment, the balance will be equal to the Excise Tax imposed upon the Payments. All determinations required to be made with respect to the "Gross-Up Amount", including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by PricewaterhouseCoopers LLP, or such national accounting firm as the Company may designate prior to a Change in Control, which shall provide detailed supporting calculations to the Company and you. Except as provided in

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                                     Page 4                      October 2, 2000


     clause (iv) of paragraph 10, all such determinations shall be binding upon you and the Company.

          h. "PBGC" shall mean the Pension Benefit Guaranty Corporation.

          i. "Present Value" of future benefits means the discounted present value of those benefits (including therein the benefits, if any, your Surviving Spouse would be entitled to receive under this Agreement upon your death), using the UP-1984 Mortality Table and discounted by the interest rate used, for purposes of determining the present value of a lump sum distribution on plan termination, by the PBGC on the first day of the month which is four months prior to the month in which a Change in Control occurs (or if the PBGC has ceased publishing such interest rate, such other interest rate as the Board of Directors deems is an appropriate substitute). The above PBGC interest rate is intended to be determined based on PBGC methodology and regulations in effect on September 1, 1993 (as contained in 29 CFR Part 2619).

          j. "Profit Sharing Conversion Factor" shall be a factor equal to the present value of a life annuity payable at the later of age 65 or attained age based on the 1983 Group Annuity Mortality Table using a blend of 50% of the male mortality rates and 50% of the female mortality rates as set forth in Revenue Ruling 95-6 (or such other mortality table that the Internal Revenue Service may prescribe in the future) and an interest rate equal to the average yield for 30-year Treasury Constant Maturities, as reported in Federal Reserve Statistical Releases G.13 and H.15, four months prior to the month of the date of determination (or, if such interest rate ceases to be so reported, such other interest rate as the Board of Directors deems is an appropriate substitute).

          k. "Retirement" shall mean your termination of employment with the Company, on or after you attain age 65. Your acting as a consultant shall not be considered employment.

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                                     Page 5                      October 2, 2000


          l. "SERP Percentage" of your Average Compensation is 60%.

          m. "Surviving Spouse" shall be the person to whom you shall be legally married (under the law of the jurisdiction of your permanent residence) at the date of (i) your Retirement or death after attaining age 65 (if death terminated employment with the Company) for the purposes of paragraphs 1, 2 and 3, (ii) your death for the purposes of paragraph 5 and, if paragraph 5 is applicable, for the purposes of paragraph 3,(iii) the commencement of your Disability for the purposes of paragraphs 6 and 7 and, as long as paragraphs 6 or 7 are applicable, for the purposes of paragraph 3, (iv) your termination of employment for the purposes of paragraph 4 and, if paragraph 4 is applicable, for purposes of paragraph 3 and (v) a "Change in Control" for the purposes of paragraph 10 if none of clauses (i) through
     (iv) has become applicable prior to the Change in Control and, if this clause (v) is applicable, for purposes of paragraph 3. For the purposes of paragraphs 11a, 11e, 11f, 11g, 11h, 11i and 11j, "Surviving Spouse" shall be any spouse entitled to any benefits hereunder.

          n. If you become Disabled, "Total Compensation" shall mean your annual base salary rate at the time of your Disability plus the regular year-end cash bonus paid to you for the year immediately prior thereto, provided, however, if the determination of Total Compensation is for a year in which you volunteered to reduce your salary or, as part of a program generally applicable to participants in the Plan, you did not receive an increase in salary compared with the immediately preceding year, the Committee referred to in paragraph 11 shall make a good faith determination of what your Total Compensation would have been absent such salary reduction and absent such generally applicable program.

          o. "Vested Percentage" shall mean the sum of the following percentages: (i) 2% multiplied by your Years of Service, plus (ii) 8% multiplied by the number of Years you have been designated a participant in the Plan; provided,

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                                     Page 6                      October 2, 2000


     however, (w) prior to completing five Years of Service the Vested Percentage is 0,(x) on or prior to your fiftieth birthday your Vested Percentage may not exceed 50%, (y) on or prior to each of your birthdays following your fiftieth birthday your Vested Percentage may not exceed the sum of 50% plus the product obtained by multiplying 5% by the number of birthdays that have occurred following your fiftieth birthday, and (z) your Vested Percentage in no event may exceed 100%.

          p. "Year" shall mean twelve full consecutive months, and "year" shall mean a calendar year.

          q. "Years of Service" shall mean the number of Years during which you were employed by the Company (excluding, however, Years of Service with a corporation prior to the time it became a subsidiary of or otherwise affiliated with Masco Corporation).

     1. In accordance with the Plan, upon your Retirement the Company will pay you annually during your lifetime, subject to paragraph 8 below, the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to you upon your Retirement if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you retire, to a 50% joint and spouse survivor life annuity, and (ii) a sum equal to the annual benefit which would be payable to you upon Retirement if your vested accounts in the Company's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, provided, however, in all cases the amount offset pursuant to these subsections (i) and (ii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic

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                                     Page 7                      October 2, 2000


Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans.

     2. Upon your death after Retirement or while employed by the Company after attaining age 65, your Surviving Spouse shall receive for life 75% of the annual benefit pursuant to paragraph 1 of this Agreement which was payable to you prior to your death (or, if death terminated employment after attaining age 65, which would have been payable to you had your Retirement occurred immediately prior to your death).

     3. The Company will provide, purchase or at its option provide reimbursement for premiums paid for such supplemental medical insurance as the Company in its sole discretion may deem advisable from time to time (i) for you and your Surviving Spouse for the lifetime of each of you (A) following a termination of your employment with the Company due to Retirement or Disability, and (B) following any other termination of employment with the Company provided
(x) you and your Surviving Spouse are not covered by another medical insurance program substantially all of the cost of which is paid by another employer, (y) on the date of such termination your Vested Percentage is not less than 80% and
(z) the benefits under this paragraph 3 shall not commence until you have attained age 60 or your earlier death to the extent you die leaving a Surviving Spouse, and (ii) for your Surviving Spouse for his or her lifetime upon a termination of your employment with the Company due to your death.

     4. If your employment with the Company is for any reason terminated prior to Retirement, other than as a result of circumstances described in paragraphs 2, 5 or 6 of this Agreement or following a Change in Control, and if prior to the date of termination you have completed 5 or more Years of Service, upon your attaining age 65 the Company will pay to you annually during your lifetime, subject to paragraph 8 below, the Vested Percentage of the result obtained by
(1) multiplying your SERP Percentage at the date your employment terminated by your Average Compensation, less (2) the sum of the following: (i) a sum equal to the annual benefit which would be payable to you

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                                     Page 8                      October 2, 2000


upon your attaining age 65 if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you attain age 65, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if an amount equal to your vested accounts at the date of your termination of employment with the Company in the Company's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan (in each case increased from the date of termination to age 65 at the imputed rate of 4% per annum) were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) to the extent the annual payments described in this clause (iii) and the annual payments you would otherwise be entitled to receive under this paragraph 4 would, in the aggregate exceed (the "excess amount") the annual payments you would have received under paragraph 1 had you remained employed by the Company until Retirement (assuming for purposes of this clause no compensation increases), any retirement benefits paid or payable to you by reason of employment by all other previous or future employers, but only to the extent of such excess amount (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than your prior or future employers), provided, however, in all cases the amount offset pursuant to these subsections (i) and (ii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans. Upon your death on or after age 65 should you be survived by your Surviving Spouse, your Surviving Spouse shall receive for life, commencing upon the date of your death,

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                                     Page 9                      October 2, 2000


75% of the annual benefit payable to you under the preceding sentence following your attainment of age 65; provided, further, if your death should occur prior to age 65, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit which would have been payable to you under the preceding sentence following your attainment of age 65, reduced by a factor of actuarial equivalence as determined by the Committee, such that the Present Value of the aggregate payments to be received by your Surviving Spouse based on his or her life expectancy as of the date of your death is equal to the discounted Present Value, determined at the date of your death, of the aggregate payments estimated to be received by your Surviving Spouse based on his or her life expectancy at an age, and as if your Surviving Spouse had begun receiving payments, when you would have attained age 65.

     5. If while employed by the Company you die prior to your attaining age 65 leaving a Surviving Spouse, and provided you shall have been employed by the Company for two consecutive Years or more, your Surviving Spouse shall receive annually for life, subject to paragraph 8 below, 75% of the SERP Percentage of your Average Compensation (assuming no compensation increases between the date of your death and the date you would have attained age 65), less: (i) a sum equal to the annual benefit which would be payable to your Surviving Spouse under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan if such benefit were converted to a life annuity (such deduction, however, only to commence on the date such benefit is first payable), and (ii) a sum equal to the annual payments which would be received by your Surviving Spouse as if your spouse were designated as the beneficiary of your vested accounts in the Company's qualified defined benefit contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan and such accounts were converted to a life annuity at the time of your death in accordance with the Profit Sharing Conversion Factor, provided, however, in all cases the amount offset pursuant to these subsections (i) and (ii) shall be

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                                    Page 10                      October 2, 2000


determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans. No death benefits are payable except to your Surviving Spouse.

     6. If you shall have been employed by the Company for two Years or more and while employed by the Company you become Disabled prior to your attaining age 65, until the earlier of your death, termination of Disability or attaining age 65 the Company will pay you an annual benefit, subject to paragraph 8 below, equal to 60% of your Total Compensation less any benefits payable to you pursuant to long-term disability insurance under programs provided by the Company. If your Disability continues until you attain age 65, you shall be considered retired and you shall receive retirement benefits pursuant to paragraph 1 above, based upon your Average Compensation as of the date it is determined you became Disabled.

     7. If you die leaving a Surviving Spouse while receiving Disability benefits pursuant to paragraph 6 of this Agreement, you will be deemed to have retired on your death and your Surviving Spouse shall receive for life 75% of the annual benefit which would have been payable to you if you had retired on the date of your death and your benefit determined pursuant to paragraph 1, based upon your Average Compensation as of the date you became Disabled.

     8. If the age of your Surviving Spouse is more than 20 years younger than your age, then the annual benefit payable under paragraphs 1, 4, 5 and 6 of this Agreement and the benefit payable as "the SERP Percentage of your Average Compensation", as that phrase is used in paragraph 5 of this Agreement, shall be reduced by the percentage obtained by multiplying 1.5% times the number of Years or portion thereof by which your Surviving Spouse is more than 20 years younger than you.

     9. If you or your Surviving Spouse is eligible to receive benefits hereunder, unless otherwise specifically agreed by the Company in writing, you and your Surviving Spouse will not be

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                                    Page 11                      October 2, 2000


able to receive benefits under any other Company sponsored non-qualified retirement plans other than the Company's Retirement Benefits Restoration Plan. For this purpose benefits received under the Company's non-qualified stock option or stock award plans will not be considered to have been received under a Company sponsored non-qualified retirement plan even though such benefits are received after retirement. Except as provided in the last sentence of paragraph 4 and in paragraph 10 of this Agreement, no benefits will be paid to your Surviving Spouse pursuant to this Agreement unless upon your death you were employed by the Company, Disabled or had taken Retirement from the Company.

     10. Change in Control. (i) Immediately upon the occurrence of any Change in
Control:

          (1) If you are then employed by the Company, your Vested Percentage, if not already 100%, shall be deemed for all purposes of this Agreement to be 100%.

          (2) If the Deferred Compensation Trust has theretofore been established or is established within thirty days after the Change in Control, the Company shall forthwith deposit to an account in your name (or that of your Surviving Spouse if you are then deceased and your Surviving Spouse is entitled to benefits hereunder) in the Deferred Compensation Trust 110% of the sum of the Gross-Up Amount plus:

               (A) If you are then employed by the Company, an amount equal to the discounted Present Value of the benefits which would have been payable under paragraphs 1 and 2 of this Agreement upon Retirement at age 65 or attained age if greater, assuming for purposes of this clause, no compensation increases and that if younger than age 65 you and your Surviving Spouse had attained such age;

               (B) If employment has previously been terminated but you or your Surviving Spouse is then entitled in the future to receive benefits under paragraph 4 of

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                                    Page 12                      October 2, 2000


          this Agreement, an amount equal to the discounted Present Value of the benefits which would have been payable under such paragraph;

               (C) If you or your Surviving Spouse is then receiving payments under paragraphs 1, 2, 4, 5 or 7 of this Agreement, an amount equal to the Present Value of those benefits payable in the future to you and your Surviving Spouse; and

               (D) If you are then receiving payments under paragraph 6 of this Agreement, an amount equal to the Present Value of the benefits which would have been payable under paragraphs 6 and 7 on the assumption you would have continued to receive benefits under paragraph 6 until you had attained age 65 and thereafter continued to receive benefits as though you were deemed to have retired.

          (3) The Company shall thereafter be obligated to provide such supplemental medical insurance as has theretofore in the discretion of the Company been generally provided to participants and their Surviving Spouses under the Plan (A) to you and your Surviving Spouse if you or your Surviving Spouse is then receiving benefits under paragraph 3, (B) to you and your Surviving Spouse if you become Disabled if you are employed by the Company at the time of the Change in Control, (C) to your Surviving Spouse upon your death if you are employed by the Company at the time of the Change in Control and (D) to you and your Surviving Spouse upon any termination of employment following any Change in Control but only during the periods when you and your Surviving Spouse are not covered by another medical insurance program substantially all of the cost of which is paid by another employer. The obligations of the Company under this clause (i)(3) shall remain in effect for the lifetime of both you and your Surviving Spouse.

          (4) If the Deferred Compensation Trust is not established prior to or within thirty days after the Change in Control, all payments which would have otherwise have been made to

                                    Page 13                      October 2, 2000


     you or your Surviving Spouse from the Deferred Compensation Trust shall immediately after such thirty day period be made to you or your Surviving Spouse by the Company.

     (ii) Any deposit by the Company to an account in your name or that of your Surviving Spouse in the Deferred Compensation Trust prior to the occurrence of the Change in Control, together with all income then accrued thereon (but only to the extent of the value of such deposited amount and the income accrued thereon on the day of any deposit under clause (i)(2) of this paragraph 10), shall reduce by an equal amount the obligations of the Company to make the deposit required under clause (i)(2) of this paragraph 10.

     (iii) At or prior to making the deposit required by clause (i)(2) of this paragraph 10, the Company shall deliver to the Trustee under the Deferred Compensation Trust a certificate specifying that portion, if any, of the amount in the trust account, after giving effect to the deposit, which is represented by the Gross-Up Amount. Payment of 90.91% of the amount required by clause
(i)(2) of this paragraph 10 to be paid to the trust account, together with any income accrued thereon from the date of the Change in Control, is to be made to you or your Surviving Spouse, as applicable, under the terms of the Deferred Compensation Trust, at the earlier of (1) immediately upon a Change in Control if you then are deceased or have attained age 65 or are Disabled, (2) your death subsequent to the Change in Control, or (3) the date which is one year after the Change in Control; provided, however, that the Trustee under the Deferred Compensation Trust is required promptly to pay to you or your Surviving Spouse, as applicable, from the trust account from time to time amounts, not exceeding in the aggregate the Gross-Up Amount, upon your or your Surviving Spouse's certification to the Trustee that the amount to be paid has been or within 60 days will be paid by you or your Surviving Spouse to a Federal, state or local taxing authority as a result of the Change in Control and the imposition of the excise tax under Section 4999 of the Code (or any successor provision) on the receipt of any portion of the Gross-Up Amount. All amounts in excess of the amount required to be paid from the trust account by the preceding sentence, after all expenses of the

                                    Page 14                      October 2, 2000


Deferred Compensation Trust have been paid, shall revert to the Company provided that the Company has theretofore expressly affirmed its continuing obligations under clause (i)(3) of this Paragraph 10.

     (iv) Subject to the next sentence of this clause (iv), the payment of the Gross-Up Amount to you or your Surviving Spouse or the account in your or your Surviving Spouse's name in the Deferred Compensation Trust will thereby discharge the Company from any obligations it may have under any present or future stock option or stock award plan, retirement plan or otherwise, to make any other payment as a result of your income becoming subject to the excise tax imposed by Section 4999 of the Code (or any successor provision) or any interest or penalties with respect to such excise tax. As a result of the uncertainty which will be present in the application of Section 4999 of the Code (or any successor provision) at the time of the determination of the Gross-Up Amount and the possibility that between the date of determination of the Gross-Up Amount and the dates payments are to be made to you or your Surviving Spouse under this Agreement, changes in applicable tax laws will result in an incorrect determination of the Gross-Up Amount having been made, it is possible that (1) payment of a portion of the Gross-Up Amount will not have been made by the Company which should have been made (an "Underpayment"), or (2) payment of a portion of the Gross-Up Amount will have been made which should not have been made (an "Overpayment"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for your benefit. In the event that you or your Surviving Spouse discover that an Overpayment shall have occurred, the amount thereof shall be promptly repaid by you or your Surviving Spouse to the Company.

     (v) Prior to the occurrence of a Change in Control, any deposits made by the Company to an account in the Deferred Compensation Trust may be withdrawn by the Company. Upon the occurrence of a Change in Control, all further obligations of the Company under this Agreement (other than under this Paragraph 10 to the extent not theretofore performed) shall terminate in all respects.

                                    Page 15                      October 2, 2000


     11. We also agree upon the following:

          a. Prior to the occurrence of a Change in Control, the Compensation Committee of the Company's Board of Directors, or any other committee however titled which shall be vested with authority with respect to the compensation of the Company's officers and executives (in either case, the "Committee"), shall have the exclusive authority to make all determinations which may be necessary in connection with this Agreement including the dates of and whether you are or continue to be Disabled, the amount of annual benefits payable hereunder by reason of offsets hereunder due to employment by other employers, the interpretation of this Agreement, and all other matters or disputes arising under this Agreement. The determinations and findings of the Committee shall be conclusive and binding, without appeal, upon both of us.

          b. You will not during your employment or Disability, and after Retirement or the termination of your employment, for any reason disclose or make use of for your own or another person's benefit under any circumstances any of the Company's Proprietary Information. Proprietary Information shall include trade secrets, secret processes, information concerning products, developments, manufacturing techniques, new product or marketing plans, inventions, research and development information or results, sales, pricing and financial data, information relating to the management, operations or planning of the Company and any other information treated as confidential or proprietary.

          c. You agree that you will not following your termination of employment for any reason (whether on Retirement, Disability or termination prior to attaining age 65) thereafter directly or indirectly engage in any business activities, whether as a consultant, advisor or otherwise, in which the Company is engaged in any geographic area in which the products or services of the Company have been sold, distributed or provided during the

                                    Page 16                      October 2, 2000


     five year period prior to the date of your termination of employment. In light of ongoing payments to be received by you and your Surviving Spouse for your respective lives, the restrictions contained in the preceding sentence shall be unlimited in duration provided no Change in Control has occurred and, in the event of a Change in Control, all such restrictions shall terminate one year thereafter.

          In addition to the foregoing and provided no Change in Control has occurred, if while you or your Surviving Spouse is receiving retirement or other benefits pursuant to this Agreement, in the judgment of the Committee you or your Surviving Spouse directly or indirectly engage in activity or act in a manner which can be considered adverse to the interest of the Company or any of its direct or indirect subsidiaries or affiliated companies, the Committee may terminate rights to any further benefits hereunder.

          d. Except as may be provided to the contrary in a duly authorized written agreement between you and the Company you acknowledge that the Company has made no commitments to you of any kind with respect to the continuation of your employment, which we expressly agree is an employment at will, and you or the Company shall have the unrestricted right to terminate your employment with or without cause, at any time in your or its discretion.

          e. At the Company's request, expressed through a Company officer, you agree to provide such information with respect to matters which may arise in connection with this Agreement as may be deemed necessary by the Company or the Committee, including for example only and not in limitation, information concerning benefits payable to you from third parties, and you further agree to submit to such medical examinations by duly licensed physicians as may be requested by the Company from time to time. You also agree to direct third parties to provide such information, and your Surviving Spouse's cooperation in providing such information is a condition to the receipt of survivor's benefits under this Agreement.

                                    Page 17                      October 2, 2000


          f. To the extent permitted by law, no interest in this Agreement or benefits payable to you or to your Surviving Spouse shall be subject to anticipation, or to pledge, assignment, sale or transfer in any manner nor shall you or your Surviving Spouse have the power in any manner to charge or encumber such interest or benefits, nor shall such interest or benefits be liable or subject in any manner for the liabilities of you or your Surviving Spouse's debts, contracts, torts or other engagements of any kind.

          g. No person other than you and your Surviving Spouse shall have any rights or property interest of any kind whatsoever pursuant to this Agreement, and neither you nor your Surviving Spouse shall have any rights hereunder other than those expressly provided in this Agreement. Upon the death of you and your Surviving Spouse no further benefits of whatsoever kind or nature shall accrue or be payable pursuant to this Agreement.

          h. All benefits payable pursuant to this Agreement, other than pursuant to paragraph 10, shall be paid in installments of one-twelfth of the annual benefit, or at such shorter intervals as may be deemed advisable by the Company in its discretion, upon receipt of your or your Surviving Spouse's written application, or by the applicant's personal representative in the event of any legal disability.

          i. Except as provided in paragraph 10, all benefits under this Agreement shall be payable from the Company's general assets, which assets (including all funds in the Deferred Compensation Trust) are subject to the claims of the Company's general creditors, and are not set aside for your or your Surviving Spouse's benefit.

          j. You agree that, if the Company establishes the Deferred Compensation Trust, the Company is entitled at any time prior to a Change in Control to revoke such trust and withdraw all funds theretofore deposited in such trust. You acknowledge that although this Agreement refers from time

                                    Page 18                      October 2, 2000


     to time to your or your Surviving Spouse's trust account, no separate trust will be created and all assets of any Deferred Compensation Trust will be commingled.

          k. This Agreement shall be governed by the laws of the State of Michigan.

     12. We have agreed that the determinations of the Committee described in paragraph 11a shall be conclusive as provided in such paragraph, but if for any reason a claim is asserted which subverts the provisions of paragraph 11a, we agree that, except for causes of action which may arise under paragraph 11b and the first paragraph of paragraph 11c and provided no Change in Control has occurred, arbitration shall be the sole and exclusive remedy to resolve all disputes, claims or controversies which could be the subject of litigation (hereafter referred to as "dispute") involving or arising out of this Agreement. It is our mutual intention that the arbitration award will be final and binding and that a judgment on the award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

     The arbitrator shall be chosen in accordance with the commercial arbitration rules of the American Arbitration Association and the expenses of the arbitration shall be borne equally by the parties to the dispute. The place of the arbitration shall be the principal offices of the American Arbitration Association in the metropolitan Detroit area.

     The arbitrator's sole authority shall be to apply the clauses of this Agreement.

     We agree that the provisions of this paragraph 12, and the decision of the arbitrator with respect to any dispute, with only the exceptions provided in the first paragraph of this paragraph 12, shall be the sole and exclusive remedy for any alleged cause of action in any manner based upon or arising out of this Agreement. Subject to the foregoing exceptions, we acknowledge that since arbitration is the exclusive remedy, neither of us or any party claiming under this Agreement has the right to resort to any federal, state or local court or

                                    Page 19                      October 2, 2000


administrative agency concerning any matters dealt with by this Agreement and that the decision of the arbitrator shall be a complete defense to any action or proceeding instituted in any tribunal or agency with respect to any dispute. The arbitration provisions contained in this paragraph shall survive the termination or expiration of this Agreement, and shall be binding on our respective successors, personal representatives and any other party asserting a claim based upon this Agreement.

     We further agree that any demand for arbitration must be made within one year of the time any claim accrues which you or any person claiming hereunder may have against the Company; unless demand is made within such period, it is forever barred.

     We are pleased to be able to make this supplemental plan available to you. Please examine the terms of this Agreement carefully and at your earliest convenience indicate your assent to all of its terms and conditions by signing and dating where provided below and returning a signed copy to me.

                                        Sincerely,

                                        MASCO CORPORATION


                                        By
                                           -------------------------------------
                                           Richard A. Manoogian
                                           Chief Executive Officer

DATE:
      -------------------------------

                                          Form of Amendment for: John R. Leekley
                                                              Robert B. Rosowski

                                December 5, 2003

[Participant's Address]

[Dear Participant]

     Masco's Organization and Compensation Committee over the past several years has approved a number of major improvements to the benefits for our executives covered by Masco's program for supplemental retirement and other benefits (the "SERP Plan"). At its October meeting this Committee authorized a significant additional enhancement under your agreement pursuant to the SERP Plan (the "SERP Agreement") by increasing the percentage of your bonus eligible for inclusion in the SERP calculation from 50% to 60% of your base salary. (A corresponding change would be made in the calculation of disability payments by changing the definition of "Total Compensation" to 160% from 150% of your then current salary.) The provisions in your SERP Agreement, allowing certain carry-forwards or carry-backs of bonus payments in excess of what was 50% and is now 60%, would be retained.

     This enhancement was, in part, approved to partially offset the effect of the current freeze on your salary. Accordingly, the existing provision in your SERP Agreement, which requires a calculation of benefits on the assumption that all compensation freezes are disregarded, would be eliminated.

     In order for these changes to be implemented in your SERP Agreement, the definitions of "Average Compensation" and "Total Compensation" in your SERP Agreement would be amended to read as follows:

Average Compensation

     "Average Compensation shall mean the aggregate of your highest three years total annual cash compensation paid to you by the Company, consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid (the bonus with respect to any such year, however, only to be included in an amount not in excess of 60% of the base salary paid during such year), divided by three, provided, however, (x) if any portion of a bonus is excluded by the parenthetical contained in clause (ii) above, the total amount excluded will be added to one or both of the other two years included in the calculation as long as the amount so added does not result in a bonus with respect to any year exceeding 60% of the base salary paid during that year, (y) if you have on the date of determination less than three full years of employment, the foregoing calculation, including any adjustment required by clause (x) above, shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed."

[Participant's Name]
December 5, 2003
Page Two

Total Compensation

'If you become Disabled, "Total Compensation" shall mean 160% of your annual base salary rate at the time of your Disability."

Should you have any questions regarding this proposed amendment, please feel free to discuss them with Dan Foley, John Leekley or me. If not, I would appreciate your execution and return of a copy of this letter to Gene Gargaro, at which time the above described amendment will become effective.

                                        Sincerely yours,


                                        ----------------------------------------
                                        Richard A. Manoogian
                                        Chairman

I agree to the above amendment of my SERP Agreement changing definition of "Average Compensation" and "Total Compensation" as set forth above.

                                     Form of Amendment for: Richard A. Manoogian
                                                                      Alan Barry

                                 March 31, 2004

[Participant]

Dear [Participant],

     Masco's Organization and Compensation Committee over the past several years has approved a number of major improvements to the benefits for our executives covered by Masco's program for supplemental retirement and other benefits (the "SERP Plan"). At its October meeting this Committee authorized a significant additional enhancement under your agreement pursuant to the SERP Plan (the "SERP Agreement") by increasing the percentage of your bonus eligible for inclusion in the SERP calculation from 50% of your base salary to 60% of your maximum bonus opportunity. An additional change would be made in the calculation of disability payments by changing the definition of "Total Compensation" from 150% of your then current salary to the sum of your then current salary and 60% of your then current bonus opportunity.) The provisions in your SERP Agreement, allowing certain carry-forwards or carry-backs of bonus payments in excess of what was 50% of your base salary would also be modified.

     This enhancement was, in part, approved to partially offset the effect of the current freeze on your salary. Accordingly, the existing provision in your SERP Agreement, which requires a calculation of benefits on the assumption that all compensation freezes are disregarded, would be eliminated.

     In order for these changes to be implemented in your SERP Agreement, the definitions of "Average Compensation" and "Total Compensation" in your SERP Agreement would be amended to read as follows:

Average Compensation

     "Average Compensation shall mean the aggregate of your highest three years total annual cash compensation paid to you by the Company, consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid (the bonus with respect to any such year, however, only to be included in an amount not in excess of 60% of your maximum bonus opportunity for such year), divided by three, provided, however, (x) if any portion of a bonus is excluded by the parenthetical contained in clause (ii) above, the total amount excluded will be added to one or both of the other two years included in the calculation as long as the amount so added does not result in a bonus with respect to any year exceeding 60% of your maximum bonus opportunity for such year, (y) if you have on the date of determination less than three full years of employment, the foregoing calculation, including any adjustment required by clause (x) above, shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed."

[Participant]
March 31, 2004
Page Two

Total Compensation

     If you become Disabled, "Total Compensation" shall mean the sum of your annual base salary rate and 60% of your then effective bonus opportunity at the time of your Disability."

     Should you have any questions regarding this proposed amendment, please feel free to discuss them with Dan Foley, John Leekley or me. If not, I would appreciate your execution and return of a copy of this letter to Gene Gargaro, at which time the above described amendment will become effective.

     This letter supersedes the letter agreement of December 5, 2003 between you and the Company.

                                        Sincerely yours,


I agree to the above amendment of my SERP Agreement changing definition of "Average Compensation" and "Total Compensation" as set forth above.

                                                            Form for: Alan Barry

                              October 2, 2000

Dear          :

     Our company's Board of Directors has adopted a plan whereby supplemental retirement and other benefits, in addition to those provided under the Company's pension and other benefit plans, will be made available to those Company and subsidiary executives as may be designated from time to time by the company's Chief Executive Officer. The plan providing such benefits, as originally made available to designated executives in 1987 and as subsequently amended from time to time heretofore or in the future, is referred to in this letter as the "Plan". You are currently a participant in the Plan upon the terms of a letter agreement signed by you and dated _________, ________. This Agreement amends and replaces in its entirety your previously signed letter agreement and describes in full your benefits pursuant to the Plan and all of the Company's obligations to you, and yours to the Company. These benefits as described below are contractual obligations of the Company.

     For the purposes of this Agreement, words and terms are defined as follows:

          a. "Average Compensation" shall mean the aggregate of your highest three years' total annual cash compensation paid to you by the Company, consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid, divided by three, provided, however, (x) if you have on the date of determination less than three full years of employment the foregoing calculation shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed, and (y) if the determination of Average Compensation includes any year in which you volunteered to reduce your salary or, as part of a program generally applicable to participants in the Plan, you did not receive

                                     Page 2                      October 2, 2000


     an increase in salary compared with the immediately preceding year, the Committee referred to in paragraph 11 shall make a good faith determination of what your Average Compensation would have been absent such salary reduction and absent such generally applicable program.

          b. A "Change in Control" shall be deemed to have occurred if, during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors (other than Excluded Directors) whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. Excluded Directors are directors whose election by the Board or approval by the Board for stockholder election occurred within one year after any "person" or "group of persons" as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 commencing a tender offer for, or becoming the beneficial owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power.

          c. "Code" means the Internal Revenue Code of 1986, as amended.

          d. "Company" shall mean Masco Corporation or any corporation in which Masco Corporation owns directly or indirectly stock possessing in excess of 50% of the total combined voting power of all classes of stock.

          e. The "Deferred Compensation Trust" shall mean any trust created by the Company to receive the deposit referred to in clause (2) of paragraph 10.

                                     Page 3                      October 2, 2000


          f. "Disability" and "Disabled" shall mean your being unable to perform your duties as a Company executive by reason of your physical or mental condition, prior to your attaining age 65, provided that you have been employed by the Company for two consecutive Years or more at the time you first became Disabled.

          g. The "Gross-Up Amount" (i) shall be determined if any payment or distribution by the Company to or for your benefit, whether paid, distributed, payable or distributed or distributable pursuant to the terms of this Agreement, any stock option or stock award plan, retirement plan or otherwise (such payment or distribution, other than an Excise Tax Adjustment Payment under clause (ii), is referred to herein as a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision) or any interest or penalties with respect to such excise tax (such excise tax together with any such interest or penalties are referred to herein as the "Excise Tax"), and (ii) shall mean an additional payment (the "Excise Tax Adjustment Payment") in an amount such that after subtracting from the Excise Tax Adjustment Payment your payment of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Excise Tax Adjustment Payment, the balance will be equal to the Excise Tax imposed upon the Payments. All determinations required to be made with respect to the "Gross-Up Amount", including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by PricewaterhouseCoopers LLP, or such national accounting firm as the Company may designate prior to a Change in Control, which shall provide detailed supporting calculations to the Company and you. Except as provided in clause (iv) of paragraph 10, all such determinations shall be binding upon you and the Company.

          h. "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                                     Page 4                      October 2, 2000


          i. "Present Value" of future benefits means the discounted present value of those benefits (including therein the benefits, if any, your Surviving Spouse would be entitled to receive under this Agreement upon your death), using the UP-1984 Mortality Table and discounted by the interest rate used, for purposes of determining the present value of a lump sum distribution on plan termination, by the PBGC on the first day of the month which is four months prior to the month in which a Change in Control occurs (or if the PBGC has ceased publishing such interest rate, such other interest rate as the Board of Directors deems is an appropriate substitute). The above PBGC interest rate is intended to be determined based on PBGC methodology and regulations in effect on September 1, 1993 (as contained in 29 CFR Part 2619).

          j. "Profit Sharing Conversion Factor" shall be a factor equal to the present value of a life annuity payable at the later of age 65 or attained age based on the 1983 Group Annuity Mortality Table using a blend of 50% of the male mortality rates and 50% of the female mortality rates as set forth in Revenue Ruling 95-6 (or such other mortality table that the Internal Revenue Service may prescribe in the future) and an interest rate equal to the average yield for 30-year Treasury Constant Maturities, as reported in Federal Reserve Statistical Releases G.13 and H.15, four months prior to the month of the date of determination (or, if such interest rate ceases to be so reported, such other interest rate as the Board of Directors deems is an appropriate substitute).

          k. "Retirement" shall mean your termination of employment with the Company, on or after you attain age 65. Your acting as a consultant shall not be considered employment.

          l. "SERP Percentage" of your Average Compensation is 60% if at the date of determination you have completed 15 or more Years of Service, and decreases by increments of four percentage points for each Year or portion thereof less than 15 that you have accumulated at the date of

                                     Page 5                      October 2, 2000


     determination. The minimum SERP Percentage is 20% after five Years of Service; prior to completing five Years of Service the SERP Percentage is 0.

          m. "Surviving Spouse" shall be the person to whom you shall be legally married (under the law of the jurisdiction of your permanent residence) at the date of (i) your Retirement or death after attaining age 65 (if death terminated employment with the Company) for the purposes of paragraphs 1, 2 and 3, (ii) your death for the purposes of paragraph 5 and, if paragraph 5 is applicable, for the purposes of paragraph 3,(iii) the commencement of your Disability for the purposes of paragraphs 6 and 7 and, as long as paragraphs 6 or 7 are applicable, for the purposes of paragraph 3, (iv) your termination of employment for the purposes of paragraph 4 and, if paragraph 4 is applicable, for purposes of paragraph 3 and (v) a "Change in Control" for the purposes of paragraph 10 if none of clauses (i) through
     (iv) has become applicable prior to the Change in Control and, if this clause (v) is applicable, for purposes of paragraph 3. For the purposes of paragraphs 11a, 11e, 11f, 11g, 11h, 11i and 11j, "Surviving Spouse" shall be any spouse entitled to any benefits hereunder.

          n. If you become Disabled, "Total Compensation" shall mean your annual base salary rate at the time of your Disability plus the regular year-end cash bonus paid to you for the year immediately prior thereto, provided, however, if the determination of Total Compensation is for a year in which you volunteered to reduce your salary or, as part of a program generally applicable to participants in the Plan, you did not receive an increase in salary compared with the immediately preceding year, the Committee referred to in paragraph 11 shall make a good faith determination of what your Total Compensation would have been absent such salary reduction and absent such generally applicable program.

          o. "Vested Percentage" shall mean the sum of the following percentages: (i) 2% multiplied by your Years of Service, plus (ii) 8% multiplied by the number of Years you have been designated a participant in the Plan; provided, however, (w) prior to completing five Years of Service the

                                     Page 6                      October 2, 2000


     Vested Percentage is 0,(x) on or prior to your fiftieth birthday your Vested Percentage may not exceed 50%, (y) on or prior to each of your birthdays following your fiftieth birthday your Vested Percentage may not exceed the sum of 50% plus the product obtained by multiplying 5% by the number of birthdays that have occurred following your fiftieth birthday, and (z) your Vested Percentage in no event may exceed 100%.

          p. "Year" shall mean twelve full consecutive months, and "year" shall mean a calendar year.

          q. "Years of Service" shall mean the number of Years during which you were employed by the Company (excluding, however, Years of Service with a corporation prior to the time it became a subsidiary of or otherwise affiliated with Masco Corporation).

     1. In accordance with the Plan, upon your Retirement the Company will pay you annually during your lifetime, subject to paragraph 8 below, the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to you upon your Retirement if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you retire, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon Retirement if your vested accounts in the Company's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) unless you have at least 25 Years of Service, any retirement benefits paid or payable to you by reason of employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion

                                     Page 7                      October 2, 2000


thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers), provided, however, in all cases the amount offset pursuant to these subsections (i) and (ii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans.

     2. Upon your death after Retirement or while employed by the Company after attaining age 65, your Surviving Spouse shall receive for life 75% of the annual benefit pursuant to paragraph 1 of this Agreement which was payable to you prior to your death (or, if death terminated employment after attaining age 65, which would have been payable to you had your Retirement occurred immediately prior to your death).

     3. The Company will provide, purchase or at its option provide reimbursement for premiums paid for such supplemental medical insurance as the Company in its sole discretion may deem advisable from time to time (i) for you and your Surviving Spouse for the lifetime of each of you (A) following a termination of your employment with the Company due to Retirement or Disability, and (B) following any other termination of employment with the Company provided
(x) you and your Surviving Spouse are not covered by another medical insurance program substantially all of the cost of which is paid by another employer, (y) on the date of such termination your Vested Percentage is not less than 80% and
(z) the benefits under this paragraph 3 shall not commence until you have attained age 60 or your earlier death to the extent you die leaving a Surviving Spouse, and (ii) for your Surviving Spouse for his or her lifetime upon a termination of your employment with the Company due to your death.

     4. If your employment with the Company is for any reason terminated prior to Retirement, other than as a result of circumstances described in paragraphs 2, 5 or 6 of this Agreement or following a Change in Control, and if prior to the date of termination you have completed 5 or more Years of Service, upon your attaining age 65 the Company will pay to you

                                     Page 8                      October 2, 2000


annually during your lifetime, subject to paragraph 8 below, the Vested Percentage of the result obtained by (1) multiplying your SERP Percentage at the date your employment terminated by your Average Compensation, less (2) the sum of the following: (i) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you attain age 65, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if an amount equal to your vested accounts at the date of your termination of employment with the Company in the Company's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan (in each case increased from the date of termination to age 65 at the imputed rate of 4% per annum) were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) to the extent the annual payments described in this clause (iii) and the annual payments you would otherwise be entitled to receive under this paragraph 4 would, in the aggregate exceed (the "excess amount") the annual payments you would have received under paragraph 1 had you remained employed by the Company until Retirement (with your SERP Percentage determined as though you were given credit for additional Years of Service until age 65 but no compensation increases), any retirement benefits paid or payable to you by reason of employment by all other previous or future employers, but only to the extent of such excess amount (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than your prior or future employers), provided, however, in all cases the amount offset pursuant to these subsections (i) and (ii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA,

                                     Page 9                      October 2, 2000


or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans. Upon your death on or after age 65 should you be survived by your Surviving Spouse, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit payable to you under the preceding sentence following your attainment of age 65; provided, further, if your death should occur prior to age 65, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit which would have been payable to you under the preceding sentence following your attainment of age 65, reduced by a factor of actuarial equivalence as determined by the Committee, such that the discounted Present Value of the aggregate payments to be received by your Surviving Spouse based on his or her life expectancy as of the date of your death is equal to the discounted Present Value, determined at the date of your death, of the aggregate payments estimated to be received by your Surviving Spouse based on his or her life expectancy at an age, and as if your Surviving Spouse had begun receiving payments, when you would have attained age 65.

     5. If while employed by the Company you die prior to your attaining age 65 leaving a Surviving Spouse, and provided you shall have been employed by the Company for two consecutive Years or more, your Surviving Spouse shall receive annually for life, subject to paragraph 8 below, 75% of the SERP Percentage of your Average Compensation (with your SERP Percentage determined as though you were given credit for additional Years of Service but no compensation increases between the date of your death and the date you would have attained age 65), less: (i) a sum equal to the annual benefit which would be payable to your Surviving Spouse under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan if such benefit were converted to a life annuity (such deduction, however, only to commence on the date such benefit is first payable), (ii) a sum equal to the annual payments which would be received by your Surviving Spouse as if your spouse were designated as the beneficiary of your vested accounts in the Company's qualified defined benefit contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution

                                    Page 10                      October 2, 2000


(profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan and such accounts were converted to a life annuity at the time of your death in accordance with the Profit Sharing Conversion Factor, and (iii) unless you have at least 25 Years of Service, any retirement benefits paid or payable to you or your Surviving Spouse by reason of your employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers), provided, however, in all cases the amount offset pursuant to these subsections
(i) and (ii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans. No death benefits are payable except to your Surviving Spouse.

     6. If you shall have been employed by the Company for two Years or more and while employed by the Company you become Disabled prior to your attaining age 65, until the earlier of your death, termination of Disability or attaining age 65 the Company will pay you an annual benefit, subject to paragraph 8 below, equal to 60% of your Total Compensation less any benefits payable to you pursuant to long-term disability insurance under programs provided by the Company. If your Disability continues until you attain age 65, you shall be considered retired and you shall receive retirement benefits pursuant to paragraph 1 above, based upon your Average Compensation as of the date it is determined you became Disabled and with your SERP Percentage given credit for Years of Service while you were Disabled.

     7. If you die leaving a Surviving Spouse while receiving Disability benefits pursuant to paragraph 6 of this Agreement, you will be deemed to have retired on your death and your Surviving Spouse shall receive for life 75% of the annual benefit which would have been payable to you if you had retired on the date of your death and your benefit determined pursuant

                                    Page 11                      October 2, 2000


to paragraph 1, based upon your Average Compensation as of the date you became Disabled and with your SERP Percentage given credit for Years of Service from the date you became Disabled to the date you would have attained age 65.

     8. If the age of your Surviving Spouse is more than 20 years younger than your age, then the annual benefit payable under paragraphs 1, 4, 5 and 6 of this Agreement and the benefit payable as "the SERP Percentage of your Average Compensation", as that phrase is used in paragraph 5 of this Agreement, shall be reduced by the percentage obtained by multiplying 1.5% times the number of Years or portion thereof by which your Surviving Spouse is more than 20 years younger than you.

     9. If you or your Surviving Spouse is eligible to receive benefits hereunder, unless otherwise specifically agreed by the Company in writing, you and your Surviving Spouse will not be able to receive benefits under any other Company sponsored non-qualified retirement plans other than the Company's Retirement Benefits Restoration Plan. For this purpose benefits received under the Company's non-qualified stock option or stock award plans will not be considered to have been received under a Company sponsored non-qualified retirement plan even though such benefits are received after retirement. Except as provided in the last sentence of paragraph 4 and in paragraph 10 of this Agreement, no benefits will be paid to your Surviving Spouse pursuant to this Agreement unless upon your death you were employed by the Company, Disabled or had taken Retirement from the Company.

     10. Change in Control. (i) Immediately upon the occurrence of any Change in
Control:

          (1) If you are then employed by the Company, (i) your SERP Percentage, if not already 60%, shall be deemed for all purposes of this Agreement to be the lesser of 60% or the percentage resulting by adding to your SERP Percentage immediately prior thereto the product obtained by multiplying 4% by the number of Years which would then have to elapse prior to your attainment of age 65, and (ii) your Vested Percentage, if not already 100%, shall be deemed for all purposes of this Agreement to be 100%.

                                    Page 12                      October 2, 2000


          (2) If the Deferred Compensation Trust has theretofore been established or is established within thirty days after the Change in Control, the Company shall forthwith deposit to an account in your name (or that of your Surviving Spouse if you are then deceased and your Surviving Spouse is entitled to benefits hereunder) in the Deferred Compensation Trust 110% of the sum of the Gross-Up Amount plus:

               (A) If you are then employed by the Company, an amount equal to the discounted Present Value of the benefits which would have been payable under paragraphs 1 and 2 of this Agreement upon Retirement at age 65 or attained age if greater, assuming for purposes of this clause, no compensation increases and that if younger than age 65 you and your Surviving Spouse had attained such age;

               (B) If employment has previously been terminated but you or your Surviving Spouse is then entitled in the future to receive benefits under paragraph 4 of this Agreement, an amount equal to the discounted Present Value of the benefits which would have been payable under such paragraph;

               (C) If you or your Surviving Spouse is then receiving payments under paragraphs 1, 2, 4, 5 or 7 of this Agreement, an amount equal to the Present Value of those benefits payable in the future to you and your Surviving Spouse; and

               (D) If you are then receiving payments under paragraph 6 of this Agreement, an amount equal to the Present Value of the benefits which would have been payable under paragraphs 6 and 7 on the assumption you would have continued to receive benefits under paragraph 6 until you had attained age 65 and thereafter continued to receive benefits as though you were deemed to have retired.

                                    Page 13                      October 2, 2000


          (3) The Company shall thereafter be obligated to provide such supplemental medical insurance as has theretofore in the discretion of the Company been generally provided to participants and their Surviving Spouses under the Plan (A) to you and your Surviving Spouse if you or your Surviving Spouse is then receiving benefits under paragraph 3, (B) to you and your Surviving Spouse if you become Disabled if you are employed by the Company at the time of the Change in Control, (C) to your Surviving Spouse upon your death if you are employed by the Company at the time of the Change in Control and (D) to you and your Surviving Spouse upon any termination of employment following any Change in Control but only during the periods when you and your Surviving Spouse are not covered by another medical insurance program substantially all of the cost of which is paid by another employer. The obligations of the Company under this clause (i)(3) shall remain in effect for the lifetime of both you and your Surviving Spouse.

          (4) If the Deferred Compensation Trust is not established prior to or within thirty days after the Change in Control, all payments which would have otherwise have been made to you or your Surviving Spouse from the Deferred Compensation Trust shall immediately after such thirty day period be made to you or your Surviving Spouse by the Company.

     (ii) Any deposit by the Company to an account in your name or that of your Surviving Spouse in the Deferred Compensation Trust prior to the occurrence of the Change in Control, together with all income then accrued thereon (but only to the extent of the value of such deposited amount and the income accrued thereon on the day of any deposit under clause (i)(2) of this paragraph 10), shall reduce by an equal amount the obligations of the Company to make the deposit required under clause (i)(2) of this paragraph 10.

     (iii) At or prior to making the deposit required by clause (i)(2) of this paragraph 10, the Company shall deliver to the Trustee under the Deferred Compensation Trust a certificate specifying that portion, if any, of the amount in the trust account, after giving effect to the deposit, which is represented by the Gross-Up Amount. Payment of 90.91% of the

                                    Page 14                      October 2, 2000


amount required by clause (i)(2) of this paragraph 10 to be paid to the trust account, together with any income accrued thereon from the date of the Change in Control, is to be made to you or your Surviving Spouse, as applicable, under the terms of the Deferred Compensation Trust, at the earlier of (1) immediately upon a Change in Control if you then are deceased or have attained age 65 or are Disabled, (2) your death subsequent to the Change in Control, or (3) the date which is one year after the Change in Control; provided, however, that the Trustee under the Deferred Compensation Trust is required promptly to pay to you or your Surviving Spouse, as applicable, from the trust account from time to time amounts, not exceeding in the aggregate the Gross-Up Amount, upon your or your Surviving Spouse's certification to the Trustee that the amount to be paid has been or within 60 days will be paid by you or your Surviving Spouse to a Federal, state or local taxing authority as a result of the Change in Control and the imposition of the excise tax under Section 4999 of the Code (or any successor provision) on the receipt of any portion of the Gross-Up Amount. All amounts in excess of the amount required to be paid from the trust account by the preceding sentence, after all expenses of the Deferred Compensation Trust have been paid, shall revert to the Company provided that the Company has theretofore expressly affirmed its continuing obligations under clause (i)(3) of this Paragraph 10.

     (iv) Subject to the next sentence of this clause (iv), the payment of the Gross-Up Amount to you or your Surviving Spouse or the account in your or your Surviving Spouse's name in the Deferred Compensation Trust will thereby discharge the Company from any obligations it may have under any present or future stock option or stock award plan, retirement plan or otherwise, to make any other payment as a result of your income becoming subject to the excise tax imposed by Section 4999 of the Code (or any successor provision) or any interest or penalties with respect to such excise tax. As a result of the uncertainty which will be present in the application of Section 4999 of the Code (or any successor provision) at the time of the determination of the Gross-Up Amount and the possibility that between the date of determination of the Gross-Up Amount and the dates payments are to be made to you or your Surviving Spouse under this Agreement, changes in applicable tax laws will result

                                    Page 15                      October 2, 2000


in an incorrect determination of the Gross-Up Amount having been made, it is possible that (1) payment of a portion of the Gross-Up Amount will not have been made by the Company which should have been made (an "Underpayment"), or (2) payment of a portion of the Gross-Up Amount will have been made which should not have been made (an "Overpayment"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for your benefit. In the event that you or your Surviving Spouse discover that an Overpayment shall have occurred, the amount thereof shall be promptly repaid by you or your Surviving Spouse to the Company.

     (v) Prior to the occurrence of a Change in Control, any deposits made by the Company to an account in the Deferred Compensation Trust may be withdrawn by the Company. Upon the occurrence of a Change in Control, all further obligations of the Company under this Agreement (other than under this Paragraph 10 to the extent not theretofore performed) shall terminate in all respects.

     11. We also agree upon the following:

          a. Prior to the occurrence of a Change in Control, the Compensation Committee of the Company's Board of Directors, or any other committee however titled which shall be vested with authority with respect to the compensation of the Company's officers and executives (in either case, the "Committee"), shall have the exclusive authority to make all determinations which may be necessary in connection with this Agreement including the dates of and whether you are or continue to be Disabled, the amount of annual benefits payable hereunder by reason of offsets hereunder due to employment by other employers, the interpretation of this Agreement, and all other matters or disputes arising under this Agreement. The determinations and findings of the Committee shall be conclusive and binding, without appeal, upon both of us.

          b. You will not during your employment or Disability, and after Retirement or the termination of your employment, for any reason disclose or make use of for your

                                    Page 16                      October 2, 2000


     own or another person's benefit under any circumstances any of the Company's Proprietary Information. Proprietary Information shall include trade secrets, secret processes, information concerning products, developments, manufacturing techniques, new product or marketing plans, inventions, research and development information or results, sales, pricing and financial data, information relating to the management, operations or planning of the Company and any other information treated as confidential or proprietary.

          c. You agree that you will not following your termination of employment for any reason (whether on Retirement, Disability or termination prior to attaining age 65) thereafter directly or indirectly engage in any business activities, whether as a consultant, advisor or otherwise, in which the Company is engaged in any geographic area in which the products or services of the Company have been sold, distributed or provided during the five year period prior to the date of your termination of employment. In light of ongoing payments to be received by you and your Surviving Spouse for your respective lives, the restrictions contained in the preceding sentence shall be unlimited in duration provided no Change in Control has occurred and, in the event of a Change in Control, all such restrictions shall terminate one year thereafter.

          In addition to the foregoing and provided no Change in Control has occurred, if while you or your Surviving Spouse is receiving retirement or other benefits pursuant to this Agreement, in the judgment of the Committee you or your Surviving Spouse directly or indirectly engage in activity or act in a manner which can be considered adverse to the interest of the Company or any of its direct or indirect subsidiaries or affiliated companies, the Committee may terminate rights to any further benefits hereunder.

          d. Except as may be provided to the contrary in a duly authorized written agreement between you and the Company you acknowledge that the Company has made no commitments to you of any kind with respect to the continuation of your employment, which we expressly agree

                                    Page 17                      October 2, 2000


     is an employment at will, and you or the Company shall have the unrestricted right to terminate your employment with or without cause, at any time in your or its discretion.

          e. At the Company's request, expressed through a Company officer, you agree to provide such information with respect to matters which may arise in connection with this Agreement as may be deemed necessary by the Company or the Committee, including for example only and not in limitation, information concerning benefits payable to you from third parties, and you further agree to submit to such medical examinations by duly licensed physicians as may be requested by the Company from time to time. You also agree to direct third parties to provide such information, and your Surviving Spouse's cooperation in providing such information is a condition to the receipt of survivor's benefits under this Agreement.

          f. To the extent permitted by law, no interest in this Agreement or benefits payable to you or to your Surviving Spouse shall be subject to anticipation, or to pledge, assignment, sale or transfer in any manner nor shall you or your Surviving Spouse have the power in any manner to charge or encumber such interest or benefits, nor shall such interest or benefits be liable or subject in any manner for the liabilities of you or your Surviving Spouse's debts, contracts, torts or other engagements of any kind.

          g. No person other than you and your Surviving Spouse shall have any rights or property interest of any kind whatsoever pursuant to this Agreement, and neither you nor your Surviving Spouse shall have any rights hereunder other than those expressly provided in this Agreement. Upon the death of you and your Surviving Spouse no further benefits of whatsoever kind or nature shall accrue or be payable pursuant to this Agreement.

          h. All benefits payable pursuant to this Agreement, other than pursuant to paragraph 10, shall be paid in installments of one-twelfth of the annual benefit, or at such shorter intervals as may be deemed advisable by the

                                    Page 18                      October 2, 2000


     Company in its discretion, upon receipt of your or your Surviving Spouse's written application, or by the applicant's personal representative in the event of any legal disability.

          i. Except as provided in paragraph 10, all benefits under this Agreement shall be payable from the Company's general assets, which assets (including all funds in the Deferred Compensation Trust) are subject to the claims of the Company's general creditors, and are not set aside for your or your Surviving Spouse's benefit.

          j. You agree that, if the Company establishes the Deferred Compensation Trust, the Company is entitled at any time prior to a Change in Control to revoke such trust and withdraw all funds theretofore deposited in such trust. You acknowledge that although this Agreement refers from time to time to your or your Surviving Spouse's trust account, no separate trust will be created and all assets of any Deferred Compensation Trust will be commingled.

          k. This Agreement shall be governed by the laws of the State of Michigan.

     12. We have agreed that the determinations of the Committee described in paragraph 11a shall be conclusive as provided in such paragraph, but if for any reason a claim is asserted which subverts the provisions of paragraph 11a, we agree that, except for causes of action which may arise under paragraph 11b and the first paragraph of paragraph 11c and provided no Change in Control has occurred, arbitration shall be the sole and exclusive remedy to resolve all disputes, claims or controversies which could be the subject of litigation (hereafter referred to as "dispute") involving or arising out of this Agreement. It is our mutual intention that the arbitration award will be final and binding and that a judgment on the award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

     The arbitrator shall be chosen in accordance with the commercial arbitration rules of the American Arbitration Association and the expenses of the arbitration shall be borne

                                    Page 19                      October 2, 2000


equally by the parties to the dispute. The place of the arbitration shall be the principal offices of the American Arbitration Association in the metropolitan Detroit area.

     The arbitrator's sole authority shall be to apply the clauses of this Agreement.

     We agree that the provisions of this paragraph 12, and the decision of the arbitrator with respect to any dispute, with only the exceptions provided in the first paragraph of this paragraph 12, shall be the sole and exclusive remedy for any alleged cause of action in any manner based upon or arising out of this Agreement. Subject to the foregoing exceptions, we acknowledge that since arbitration is the exclusive remedy, neither of us or any party claiming under this Agreement has the right to resort to any federal, state or local court or administrative agency concerning any matters dealt with by this Agreement and that the decision of the arbitrator shall be a complete defense to any action or proceeding instituted in any tribunal or agency with respect to any dispute. The arbitration provisions contained in this paragraph shall survive the termination or expiration of this Agreement, and shall be binding on our respective successors, personal representatives and any other party asserting a claim based upon this Agreement.

     We further agree that any demand for arbitration must be made within one year of the time any claim accrues which you or any person claiming hereunder may have against the Company; unless demand is made within such period, it is forever barred.

                                    Page 20                      October 2, 2000


     We are pleased to be able to make this supplemental plan available to you. Please examine the terms of this Agreement carefully and at your earliest convenience indicate your assent to all of its terms and conditions by signing and dating where provided below and returning a signed copy to me.

                                        Sincerely,

                                        MASCO CORPORATION


                                        By
                                           -------------------------------------
                                           Richard A. Manoogian
                                           Chief Executive Officer

DATE:
      -------------------

                                                       Form for: Timothy Wadhams

                                     [Date]

Dear          :

     Our Company's Board of Directors has adopted a plan whereby supplemental retirement and other benefits, in addition to those provided under the Company's pension and other benefit plans, will be made available to those Company and subsidiary executives as may be designated from time to time by the Company's Chief Executive Officer. The plan providing such benefits, as originally made available to designated executives in 1987 and as subsequently amended from time to time heretofore or in the future, is referred to in this letter as the "Plan". You are currently a participant in a similar plan maintained by Metaldyne Corporation (formerly known as MascoTech, Inc.) ("Metaldyne") upon the terms of a letter agreement signed by you and dated November 21, 2000 as modified by paragraph 6 of an employment, release and consulting agreement ("the November 22 Agreement") dated November 22, 2000 (such plan as so modified referred to herein as the "Existing Agreement"). Concurrently with your execution of this Agreement you have waived and released Metaldyne Corporation from all rights to which you were previously entitled under the Existing Agreement. The agreements contained in this letter, once accepted by you, establish your participation in the Plan as of the date hereof and describe in full your benefits pursuant to the Plan and all of the Company's obligations to you, and yours to the Company with respect to the Plan. These benefits as described below are contractual obligations of the Company.

     For the purposes of this Agreement, words and terms are defined as follows:

          a. "Average Compensation" shall mean the aggregate of your highest three year's total annual cash compensation paid to you by the Company, consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid (the bonus with respect to any such year, however, only to be included in an amount not in excess of 60% of the base salary in effect at the end of such year), divided by three, provided, however, (x) if any portion of a bonus is excluded by the parenthetical contained in clause (ii) above, the total amount excluded will be added to one or both of the other two years included in the calculation as long as the amount so added does not result in a bonus with respect to any year exceeding 60% of the base salary in effect at the end of that year, and (y) if you have on the date of determination less than three full years of employment the foregoing calculation, including any adjustment required by clause (x) above, shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed.

          b. A "Change in Control" shall be deemed to have occurred if, during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors (other than Excluded Directors) whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. Excluded Directors are directors whose election by the Board or approval by the Board for stockholder election occurred within one year after any "person" or "group of persons" as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 commencing a tender offer for, or becoming the beneficial owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power.

          c. "Code" means the Internal Revenue Code of 1986, as amended.

          d. "Company" shall mean Masco Corporation or any corporation in which Masco Corporation owns directly or indirectly stock possessing in excess of 50% of the total combined voting power of all classes of stock.

          e. The "Deferred Compensation Trust" shall mean any trust created by the Company to receive the deposit referred to in clause (2) of paragraph 10.

          f. "Disability" and "Disabled" shall mean your being unable to perform your duties as a Company executive by reason of your physical or mental condition, prior to your attaining age 65, provided that you have been employed by the Company for two consecutive Years or more at the time you first became Disabled.

          g. The "Gross-Up Amount" (i) shall be determined if any payment or distribution by the Company to or for your benefit, whether paid, distributed, payable or distributed or distributable pursuant to the terms of this Agreement, any stock option or stock award plan, retirement plan or otherwise (such payment or distribution, other than an Excise Tax Adjustment Payment under clause (ii), is referred to herein as a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision) or any interest or penalties with respect to such excise tax (such excise tax together with any such interest or penalties are referred to herein as the "Excise Tax"), and (ii) shall mean an additional payment (the "Excise Tax Adjustment Payment") in an amount such that after subtracting from the Excise Tax Adjustment Payment your payment of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Excise Tax Adjustment Payment, the balance will be equal to the Excise Tax imposed upon the Payments. All determinations required to be made with respect to the "Gross-Up Amount", including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by PricewaterhouseCoopers LLP, or such national accounting firm as the Company may designate prior to a Change in Control, which shall provide detailed supporting calculations to the Company and you. Except as provided in clause (iv) of paragraph 10, all such determinations shall be binding upon you and the Company.

          h. "PBGC" shall mean the Pension Benefit Guaranty Corporation.

          i. "Present Value" of future benefits means the discounted present value of those benefits (including therein the benefits, if any, your Surviving Spouse would be entitled to receive under this Agreement upon your death), using the UP-1984 Mortality Table and discounted by the interest rate used, for purposes of determining the present value of a lump sum distribution on plan termination, by the PBGC on the first day of the month which is (i) four months prior to the month in which a Change in Control occurs or (ii) the month in which your death occurs if the Present Value is being calculated under the proviso in the last sentence of paragraph 4 (or if the PBGC has ceased publishing such interest rate, such other interest rate as the Board of Directors deems is an appropriate substitute). The above PBGC interest rate is intended to be determined based on PBGC methodology and regulations in effect on September 1, 1993 (as contained in 29 CFR Part 2619).

          j. "Profit Sharing Conversion Factor" shall be a factor equal to the present value of a life annuity payable at the later of age 65 or attained age based on the 1983 Group Annuity Mortality Table using a blend of 50% of the male mortality rates and 50% of the female mortality rates as set forth in Revenue Ruling 95-6 (or such other mortality table that the Internal Revenue Service may prescribe in the future) and an interest rate equal to the average yield for 30-year Treasury Constant Maturities, as reported in Federal Reserve Statistical Releases G.13 and H.15, four months prior to the month of the date of determination (or, if such interest rate ceases to be so reported, such other interest rate as the Board of Directors deems is an appropriate substitute).

          k. "Retirement" shall mean your termination of employment with the Company, on or after you attain age 65. Your acting as a consultant shall not be considered employment.

          l. "SERP Percentage" of your Average Compensation is 60%.

          m. "Surviving Spouse" shall be the person to whom you shall be legally married (under the law of the jurisdiction of your permanent residence) at the date of (i) your Retirement or death after attaining age 65 (if death terminated employment with the Company) for the purposes of paragraphs 1, 2 and 3, (ii) your death for the purposes of paragraph 5 and, if paragraph 5 is applicable, for the purposes of paragraph 3,(iii) the commencement of your Disability for the purposes of paragraphs 6 and 7 and, as long as paragraphs 6 or 7 are applicable, for the purposes of paragraph 3, (iv) your termination of employment for the purposes of paragraph 4 and, if paragraph 4 is applicable, for purposes of paragraph 3 and (v) a "Change in Control" for the purposes of paragraph 10 if none of clauses (i) through
     (iv) has become applicable prior to the Change in Control and, if this clause (v) is applicable, for purposes of paragraph 3. For the purposes of paragraphs 11a, 11e, 11f, 11g, 11h, 11i and 11j, "Surviving Spouse" shall be any spouse entitled to any benefits hereunder.

          n. If you become Disabled, "Total Compensation" shall mean 160% of your annual base salary rate at the time of your Disability.

          o. "Vested Percentage" shall mean 100%.

          p. "Year" shall mean twelve full consecutive months, and "year" shall mean a calendar year.

          q. "Years of Service" shall mean the number of Years during which you were employed by the Company (including Years of Service for the time you were employed by Metaldyne and its predecessors but excluding Years of Service with any other corporation prior to the time it became a subsidiary of or otherwise affiliated with Masco Corporation).

     1. In accordance with the Plan, upon your Retirement the Company will pay you annually during your lifetime, subject to paragraph 8 below, the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to you upon your Retirement if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you retire, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon Retirement if your vested accounts in the Company's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) any retirement benefits paid or payable to you by reason of employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections
(i), (ii) and (iii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans.

     2. Upon your death after Retirement or while employed by the Company after attaining age 65, your Surviving Spouse shall receive for life 75% of the annual benefit pursuant to paragraph 1 of this Agreement which was payable to you prior to your death (or, if death terminated employment after attaining age 65, which would have been payable to you had your Retirement occurred immediately prior to your death).

     3. The Company will provide, purchase or at its option provide reimbursement for premiums paid for such supplemental medical insurance as the Company in its sole discretion may deem advisable from time to time (i) for you and your Surviving Spouse for the lifetime of each of you (A) following a termination of your employment with the Company due to Retirement or Disability, and (B) following any other termination of employment with the Company provided you and your Surviving Spouse are not covered by another medical insurance program substantially all of the cost of which is paid by another employer and
(ii) for your Surviving Spouse for his or her lifetime upon a termination of your employment with the Company due to your death. In addition to the foregoing, the Company guarantees the performance by Metaldyne of its obligations under clause (ii) of paragraph 4(b) of the November 22 Agreement.

     4. If your employment with the Company is for any reason terminated prior to Retirement, other than as a result of circumstances described in paragraphs 2, 5 or 6 of this Agreement or following a Change in Control, and if prior to the date of termination you have completed 5 or more Years of Service, upon your attaining age 65 the Company will pay to you annually during your lifetime, subject to paragraph 8 below, the Vested Percentage of the result obtained by
(1) multiplying your SERP Percentage at the date your employment terminated by your Average Compensation, less (2) the sum of the following: (i) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if benefits payable to you under the Company and Metaldyne funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's and Metaldyne's Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you attain age 65, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if an amount equal to your vested accounts at the date of your termination of employment with the Company in the Company's and Metaldyne's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's and Metaldyne's Retirement Benefits Restoration Plan and any similar plan (in each case increased from the date of termination to age 65 at the imputed rate of 4% per annum) were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) to the extent the annual payments described in this clause (iii) and the annual payments you would otherwise be entitled to receive under this paragraph 4 would, in the aggregate exceed (the "excess amount") the annual payments you would have received under paragraph 1 had you remained employed by the Company until Retirement (assuming for purposes of this clause no compensation increases), any retirement benefits paid or payable to you by reason of employment by all other previous or future employers (other than Metaldyne), but only to the extent of such excess amount (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than your prior or future employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans. Upon your death on or after age 65 should you be survived by your Surviving Spouse, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit payable to you under the preceding sentence following your attainment of age 65; provided, further, if your death should occur prior to age 65, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit which would have been payable to you under the preceding sentence following your attainment of age 65, reduced by a factor of actuarial equivalence as determined by the Committee, such that the Present Value of the aggregate payments to be received by your Surviving Spouse based on his or her life expectancy as of the date of your death is equal to the Present Value, determined at the date of your death, of the aggregate payments estimated to be received by your Surviving Spouse based on his or her life expectancy at an age, and as if your Surviving Spouse had begun receiving payments, when you would have attained age 65.

     5. If while employed by the Company you die prior to your attaining age 65 leaving a Surviving Spouse, and provided you shall have been employed by the Company for two consecutive Years or more, your Surviving Spouse shall receive annually for life, subject to paragraph 8 below, 75% of the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to your Surviving Spouse under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company's Retirement Benefits Restoration Plan and any similar plan if such benefit were converted to a life annuity (such deduction, however, only to commence on the date such benefit is first payable), (ii) a sum equal to the annual payments which would be received by your Surviving Spouse as if your spouse were designated as the beneficiary of your vested accounts in the Company's qualified defined contribution plans (excluding your contributions and earnings thereon in the Company's 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company's Retirement Benefits Restoration Plan and any similar plan and such accounts were converted to a life annuity at the time of your death in accordance with the Profit Sharing Conversion Factor, and (iii) any retirement benefits paid or payable to you or your Surviving Spouse by reason of your employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i),(ii) and (iii) shall be determined prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans. No death benefits are payable except to your Surviving Spouse.

     6. If you shall have been employed by the Company for two Years or more and while employed by the Company you become Disabled prior to your attaining age 65, until the earlier of your death, termination of Disability or attaining age 65 the Company will pay you an annual benefit, subject to paragraph 8 below, equal to 60% of your Total Compensation less any benefits payable to you pursuant to long-term disability insurance under programs provided by the Company. If your Disability continues until you attain age 65, you shall be considered retired and you shall receive retirement benefits pursuant to paragraph 1 above, based upon your

Average Compensation as of the date it is determined you became Disabled.

     7. If you die leaving a Surviving Spouse while receiving Disability benefits pursuant to paragraph 6 of this Agreement, you will be deemed to have retired on your death and your Surviving Spouse shall receive for life 75% of the annual benefit which would have been payable to you if you had retired on the date of your death and your benefit determined pursuant to paragraph 1, based upon your Average Compensation as of the date you became Disabled.

     8. If the age of your Surviving Spouse is more than 20 years younger than your age, then the annual benefit payable under paragraphs 1, 4, 5 and 6 of this Agreement and the benefit payable as "the SERP Percentage of your Average Compensation", as that phrase is used in paragraph 5 of this Agreement, shall be reduced by the percentage obtained by multiplying 1.5% times the number of Years or portion thereof by which your Surviving Spouse is more than 20 years younger than you.

     9. If you or your Surviving Spouse is eligible to receive benefits hereunder, unless otherwise specifically agreed by the Company in writing, you and your Surviving Spouse will not be able to receive benefits under any other Company sponsored non-qualified retirement plans other than the Company's Retirement Benefits Restoration Plan. For this purpose benefits received under the Company's non-qualified stock option or stock award plans will not be considered to have been received under a Company sponsored non-qualified retirement plan even though such benefits are received after retirement. Except as provided in the last sentence of paragraph 3, the last sentence of paragraph 4 and in paragraph 10 of this Agreement, no benefits will be paid to your Surviving Spouse pursuant to this Agreement unless upon your death you were employed by the Company, Disabled or had taken Retirement from the Company.

     10. Change in Control. (i) Immediately upon the occurrence of any Change in
Control:

          (1) If you are then employed by the Company, your Vested Percentage, if not already 100%, shall be deemed for all purposes of this Agreement to be 100%.

          (2) If the Deferred Compensation Trust has theretofore been established or is established within thirty days after the Change in Control, the Company shall forthwith deposit to an account in your name (or that of your Surviving Spouse if you are then deceased and your Surviving Spouse is entitled to benefits hereunder) in the Deferred Compensation Trust 110% of the sum of the Gross-Up Amount plus:

               (A) If you are then employed by the Company, an amount equal to the discounted Present Value of the benefits which would have been payable under paragraphs 1 and 2 of this Agreement upon Retirement at age 65 or attained age if greater, assuming for purposes of this clause, no compensation increases and that if younger than age 65 you and your Surviving Spouse had attained such age;

               (B) If employment has previously been terminated but you or your Surviving Spouse is then entitled in the future to receive benefits under paragraph 4 of this Agreement, an amount equal to the discounted Present Value of the benefits which would have been payable under such paragraph;

               (C) If you or your Surviving Spouse is then receiving payments under paragraphs 1, 2, 4, 5 or 7 of this Agreement, an amount equal to the Present Value of those benefits payable in the future to you and your Surviving Spouse; and

               (D) If you are then receiving payments under paragraph 6 of this Agreement, an amount equal to the Present Value of the benefits which would have been payable under paragraphs 6 and 7 on the assumption you would have continued to receive benefits under paragraph 6 until you had attained age 65 and thereafter continued to receive benefits as though you were deemed to have retired.

          (3) The Company shall thereafter be obligated to provide such supplemental medical insurance as has theretofore in the discretion of the Company been generally provided to participants and their Surviving Spouses under the Plan (after giving effect to the last sentence of paragraph 3 and the provisions of clause (ii) of paragraph 4(b) of the November 22 Agreement)(A) to you and your Surviving Spouse if you or your Surviving Spouse is then receiving benefits under paragraph 3, (B) to you and your Surviving Spouse if you become Disabled if you are employed by the Company at the time of the Change in Control, (C) to your Surviving Spouse upon your death if you are employed by the Company at the time of the Change in Control and (D) to you and your Surviving Spouse upon any termination of employment following any Change in Control but only during the periods when you and your Surviving Spouse are not covered by another medical insurance program substantially all of the cost of which is paid by another employer. The obligations of the Company under this clause (i)(3) shall remain in effect for the lifetime of both you and your Surviving Spouse.

          (4) If the Deferred Compensation Trust is not established prior to or within thirty days after the Change in Control, all payments which would have otherwise have been made to you or your Surviving Spouse from the Deferred Compensation Trust shall immediately after such thirty day period be made to you or your Surviving Spouse by the Company.

     (ii) Any deposit by the Company to an account in your name or that of your Surviving Spouse in the Deferred Compensation Trust prior to the occurrence of the Change in Control, together with all income then accrued thereon (but only to the extent of the value of such deposited amount and the income accrued thereon on the day of any deposit under clause (i)(2) of this paragraph 10), shall reduce by an equal amount the obligations of the Company to make the deposit required under clause (i)(2) of this paragraph 10.

     (iii) At or prior to making the deposit required by clause (i)(2) of this paragraph 10, the Company shall deliver to the Trustee under the Deferred Compensation Trust a certificate specifying that portion, if any, of the amount in the trust account, after giving effect to the deposit, which is represented by the Gross-Up Amount. Payment of 90.91% of the amount required by clause
(i)(2) of this paragraph 10 to be paid to the trust account, together with any income accrued thereon from the date of the Change in Control, is to be made to you or your Surviving Spouse, as applicable, under the terms of the Deferred Compensation Trust, at the earlier of (1) immediately upon a Change in Control if you then are deceased or have attained age 65 or are Disabled, (2) your death subsequent to the Change in Control, or (3) the date which is one year after the Change in Control; provided, however, that the Trustee under the Deferred Compensation Trust is required promptly to pay to you or your Surviving Spouse, as applicable, from the trust account from time to time amounts, not exceeding in the aggregate the Gross-Up Amount, upon your or your Surviving Spouse's certification to the Trustee that the amount to be paid has been or within 60 days will be paid by you or your Surviving Spouse to a Federal, state or local taxing authority as a result of the Change in Control and the imposition of the excise tax under Section 4999 of the Code (or any successor provision) on the receipt of any portion of the Gross-Up Amount. All amounts in excess of the amount required to be paid from the trust account by the preceding sentence, after all expenses of the Deferred Compensation Trust have been paid, shall revert to the Company provided that the Company has theretofore expressly affirmed its continuing obligations under clause (i)(3) of this Paragraph 10.

     (iv) Subject to the next sentence of this clause (iv), the payment of the Gross-Up Amount to you or your Surviving Spouse or the account in your or your Surviving Spouse's name in the Deferred Compensation Trust will thereby discharge the Company from any obligations it may have under any present or future stock option or stock award plan, retirement plan or otherwise, to make any other payment as a result of your income becoming subject to the excise tax imposed by Section 4999 of the Code (or any successor provision) or any interest or penalties with respect to such excise tax. As a result of the uncertainty which will be present in the application of Section 4999 of the Code (or any successor provision) at the time of the determination of the Gross-Up Amount and the possibility that between the date of determination of the Gross-Up Amount and the dates payments are to be made to you or your Surviving Spouse under this Agreement, changes in applicable tax laws will result in an incorrect determination of the Gross-Up Amount having been made, it is possible that (1) payment of a portion of the Gross-Up Amount will not have been made by the Company which should have been made (an "Underpayment"), or (2) payment of a portion of the Gross-Up Amount will have been made which should not have been made (an "Overpayment"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for your benefit. In the event that you or your Surviving Spouse discover that an Overpayment shall have occurred, the amount thereof shall be promptly repaid by you or your Surviving Spouse to the Company.

     (v) Prior to the occurrence of a Change in Control, any deposits made by the Company to an account in the Deferred Compensation Trust may be withdrawn by the Company. Upon the occurrence of a Change in Control, all further obligations of the Company under this Agreement (other than under this Paragraph 10 to the extent not theretofore performed) shall terminate in all respects.

     11. We also agree upon the following:

          a. Prior to the occurrence of a Change in Control, the Compensation Committee of the Company's Board of Directors, or any other committee however titled which shall be vested with authority with respect to the compensation of the Company's officers and executives (in either case, the "Committee"), shall have the exclusive authority to make all determinations which may be necessary in connection with this Agreement including the dates of and whether you are or continue to be Disabled, the amount of annual benefits payable hereunder by reason of offsets hereunder due to employment by other employers, the interpretation of this Agreement, and all other matters or disputes arising under this Agreement. The determinations and findings of the Committee shall be conclusive and binding, without appeal, upon both of us.

          b. You will not during your employment or Disability, and after Retirement or the termination of your employment, for any reason disclose or make use of for your own or another person's benefit under any circumstances any of the Company's Proprietary Information. Proprietary Information shall include trade secrets, secret processes, information concerning products, developments, manufacturing techniques, new product or marketing plans, inventions, research and development information or results, sales, pricing and financial data, information relating to the management, operations or planning of the Company and any other information treated as confidential or proprietary.

          c. You agree that you will not following your termination of employment for any reason (whether on Retirement, Disability or termination prior to attaining age 65) thereafter directly or indirectly engage in any business activities, whether as a consultant, advisor or otherwise, in which the Company is engaged in any geographic area in which the products or services of the Company have been sold, distributed or provided during the five year period prior to the date of your termination of employment. In light of ongoing payments to be received by you and your Surviving Spouse for your respective lives, the restrictions contained in the preceding sentence shall be unlimited in duration provided no Change in Control has occurred and, in the event of a Change in Control, all such restrictions shall terminate one year thereafter.

          In addition to the foregoing and provided no Change in Control has occurred, if while you or your Surviving Spouse is receiving retirement or other benefits pursuant to this Agreement, in the judgment of the Committee you or your Surviving Spouse directly or indirectly engage in activity or act in a manner which can be considered adverse to the interest of the Company or any of its direct or indirect subsidiaries or affiliated companies, the Committee may terminate rights to any further benefits hereunder.

          d. Except as may be provided to the contrary in a duly authorized written agreement between you and the Company you acknowledge that the Company has made no commitments to you of any kind with respect to the continuation of your employment, which we expressly agree is an employment at will, and you or the Company shall have the unrestricted right to terminate your employment with or without cause, at any time in your or its discretion.

          e. At the Company's request, expressed through a Company officer, you agree to provide such information with respect to matters which may arise in connection with this Agreement as may be deemed necessary by the Company or the Committee, including for example only and not in limitation, information concerning benefits payable to you from third parties, and you further agree to submit to such medical examinations by duly licensed physicians as may be requested by the Company from time to time. You also agree to direct third parties to provide such information, and your Surviving Spouse's cooperation in providing such information is a condition to the receipt of survivor's benefits under this Agreement.

          f. To the extent permitted by law, no interest in this Agreement or benefits payable to you or to your Surviving Spouse shall be subject to anticipation, or to pledge, assignment, sale or transfer in any manner nor shall you or your Surviving Spouse have the power in any manner to charge or encumber such interest or benefits, nor shall such interest or benefits be liable or subject in any manner for the liabilities of you or your Surviving Spouse's debts, contracts, torts or other engagements of any kind.

          g. No person other than you and your Surviving Spouse shall have any rights or property interest of any kind whatsoever pursuant to this Agreement, and neither you nor your Surviving Spouse shall have any rights hereunder other than those expressly provided in this Agreement. Upon the death of you and your Surviving Spouse no further benefits of whatsoever kind or nature shall accrue or be payable pursuant to this Agreement.

          h. All benefits payable pursuant to this Agreement, other than pursuant to paragraph 10, shall be paid in installments of one-twelfth of the annual benefit, or at such shorter intervals as may be deemed advisable by the Company in its discretion, upon receipt of your or your Surviving Spouse's written application, or by the applicant's personal representative in the event of any legal disability.

          i. Except as provided in paragraph 10, all benefits under this Agreement shall be payable from the Company's general assets, which assets (including all funds in the Deferred Compensation Trust) are subject to the claims of the Company's general creditors, and are not set aside for your or your Surviving Spouse's benefit.

          j. You agree that, if the Company establishes the Deferred Compensation Trust, the Company is entitled at any time prior to a Change in Control to revoke such trust and withdraw all funds theretofore deposited in such trust. You acknowledge that although this Agreement refers from time to time to your or your Surviving Spouse's trust account, no separate trust will be created and all assets of any Deferred Compensation Trust will be commingled.

          k. This Agreement shall be governed by the laws of the State of Michigan.

     12. We have agreed that the determinations of the Committee described in paragraph 11a shall be conclusive as provided in such paragraph, but if for any reason a claim is asserted which subverts the provisions of paragraph 11a, we agree that, except for causes of action which may arise under paragraph 11b and the first paragraph of paragraph 11c and provided no Change in Control has occurred, arbitration shall be the sole and exclusive remedy to resolve all disputes, claims or controversies which could be the subject of litigation (hereafter referred to as "dispute") involving or arising out of this Agreement. It is our mutual intention that the arbitration award will be final and binding and that a judgment on the award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

     The arbitrator shall be chosen in accordance with the commercial arbitration rules of the American Arbitration Association and the expenses of the arbitration shall be borne equally by the parties to the dispute. The place of the arbitration shall be the principal offices of the American Arbitration Association in the metropolitan Detroit area.

     The arbitrator's sole authority shall be to apply the clauses of this Agreement.

     We agree that the provisions of this paragraph 12, and the decision of the arbitrator with respect to any dispute, with only the exceptions provided in the first paragraph of this paragraph 12, shall be the sole and exclusive remedy for any alleged cause of action in any manner based upon or arising out of this Agreement. Subject to the foregoing exceptions, we acknowledge that since arbitration is the exclusive remedy, neither of us or any party claiming under this Agreement has the right to resort to any federal, state or local court or administrative agency concerning any matters dealt with by this Agreement and that the decision of the arbitrator shall be a complete defense to any action or proceeding instituted in any tribunal or agency with respect to any dispute. The arbitration provisions contained in this paragraph shall survive the termination or expiration of this Agreement, and shall be binding on our respective successors, personal representatives and any other party asserting a claim based upon this Agreement.

     We further agree that any demand for arbitration must be made within one year of the time any claim accrues which you or any person claiming hereunder may have against the Company; unless demand is made within such period, it is forever barred.

     We are pleased to be able to make this supplemental plan available to you. Please examine the terms of this Agreement carefully and at your earliest convenience indicate your assent to all of its terms and conditions by signing and dating where provided below and returning a signed copy to me.

                                        Sincerely,

                                        MASCO CORPORATION


                                        By
                                           -------------------------------------
                                           Richard A. Manoogian
                                           Chief Executive Officer

DATE:
      ----------------